Exhibit 10.16
                        Pledge Agreement dated February 18, 2000 between Bank of America, NA and Greg Manning.

Bank of America, National Association
Pledge Agreement

 Agreement dated as of February 18,2000, entered into by and between Greg Manning ("Pledger") and BANK OF AMERICA, NATIONAL ASSOCIATION ("Lender").

 WHEREAS, Lender and Spectrum Numismatics International, Inc. ("Borrower") have entered into a certain Amended and Restated Secured Business Loan Agreement dated as of February 18,2000 (the "Loan Agreement").

 WHEREAS,  Pledger  executed  that  certain  continuing  Guaranty  of even  date
 herewith  (the  "Guaranty"),   in  favor  of  Lender  guaranteeing   Borrower's
 liabilities under the Loan Agreement.

 NOW, THEREFORE, in order to induce Lender to make loans and advances to Borrower pursuant to the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

 Section 1. Pledge. Pledger hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto Lender, and grants to Lender a security interest in,
(a)      the securities described in Schedule A,
(b)      all securities, rights and other property described in Section 2(b)(2),
(c)      each certificate or other instrument representing any of the foregoing,
(d) all privileges and preferences appertaining or incidental to any or all of the foregoing,
(e) all monies of every kind and nature payable in respect of any or all of the foregoing, and
(f)      the proceeds of the foregoing,

(collectively, the "Collateral"), in order to secure all obligations of Pledger hereunder and all obligations of Borrower under the Loan Agreement and Pledger under the Guaranty.

Pledger may, from time to time, cause additional securities to be included as part of the Collateral by delivering to Lender a Pledge Amendment, duly executed by Pledger, in substantially the form of Schedule (a "Pledge Amendment"), in respect of the additional securities which are to be pledged. Pledger hereby authorizes Lender to attach each such Pledge Amendment to this Agreement and agrees that all securities listed on any Pledge Amendment delivered to Lender shall for all purposes hereunder be considered Collateral.

 Section 2. Power of Attorney: Registration; Income and Voting Rights.
            ----- -- --------- ------------- ------ --- ------ -------
(a) Pledger hereby irrevocably appoints Lender Pledger's attorney, coupled with an interest, with full power of substitution, (1) for purposes not inconsistent with this Agreement, to arrange for the transfer of the Collateral or any part thereof into the name of Lender or into the name of Lender's nominee, if, at any time, Lender shall, in its sole discretion, deem such a transfer to be desirable, and (2) for the purpose of taking any action and executing any instrument, in the name of Pledger or otherwise, which Lender may at any time deem necessary or appropriate in order to (i) perfect its security interest in the Collateral or any part thereof, and (ii) foreclose said security interest or otherwise exercise its rights under this Agreement and in and to the Collateral.
(b) As long as no Default, as hereinafter defined, and no event which with the giving of notice or the lapse of time or both would constitute such a Default, shall have occurred and be continuing:
( I ) Pledger shall be entitled to exercise any and all voting and/or consensual rights and powers relating or pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Loan Agreement. (2) Pledger shall, unless otherwise prohibited, be entitled to receive and retain any and all dividends and interest on the Collateral, but any and all cash and other property received in payment of the principal of or in redemption of or in exchange for any of the Collateral (either at maturity or otherwise), shall be and become part of the Collateral pledged hereunder and, if received by Pledger, shall be held in trust for the benefit of Lender and shall forthwith be delivered to Lender or its designated nominee (accompanied by proper instruments of assignment and/or stock or bond powers executed by Pledger in accordance with Lender's instructions) to be held subject to the terms of this Agreement.

(3) Lender shall execute and deliver (or cause to be executed and delivered) to Pledger all of such proxies, powers of attorney, interest coupons and other papers as Pledger may request for the purpose of enabling Pledger to exercise the voting and/or consensual rights and powers which Pledger is entitled to exercise pursuant to (1) above and/or to receive the interest which Pledger is authorized to receive and retain pursuant to (2) above.
(c) Upon the occurrence and during the continuance of a Default hereunder, or any event which with the giving of notice or the lapse of time, or both, would constitute such a Default, all rights of Pledger to exercise the voting and/or consensual rights and powers which Pledger is entitled to exercise pursuant to
(b)(l) hereof and/or to receive the dividends and interest which Pledger is authorized to receive and retain pursuant to (b)(2) hereof shall cease, and all such rights shall thereupon become vested in Lender; provided, however, that Lender, as the sole further condition to the vesting pursuant to this (c) of such voting and/or consensual rights and powers of Lender, shall notify Pledger in writing that Lender elects to exercise such rights and powers, and Lender shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers and/or to receive and retain the dividends and interest which Pledger would otherwise be authorized to retain pursuant to
(b)(2) hereof. (d) Any and all money and other property paid over to or received by Lender pursuant to the provisions of (c) above shall be retained by Lender as additional Collateral under, and be applied in accordance with the provisions of this Agreement and the Loan Agreement.

Section 3. Representations and Warranties. Pledger represents and warrants that:
           --------------- --- -----------
(a) All Collateral is duly authorized, validly issued and outstanding, and non-assessable, and Pledger will warrant and defend Pledger's title thereto and sole beneficial ownership thereof against all persons claiming any interest therein except Lender or any person claiming through Lender. (b) Except for restrictions imposed by this Agreement and restrictions on public offerings and sales of securities imposed by applicable securities laws of the United States of America, or any state thereof, there are not and will not be any restrictions upon the sale or other disposition of any of the Collateral.
(c) None of the Collateral was acquired pursuant to an investment letter or in any other fashion which would restrict free salability or require registration under applicable securities laws of the United States of America, or any state thereof, as a condition for sale of any of the Collateral. (d) Except as contemplated by (b) above. Pledger now has and will have, without obtaining the consent of any governmental authority, stock exchange or any other person except Lender, the right to pledge, to grant a security interest in and otherwise to transfer and to dispose of the Collateral free of any liens, security interests or other encumbrances, and free of any rights or equities in favor of any other persons, except those created by this Agreement.
(e) This Agreement is Pledger's valid and legally binding agreement enforceable in accordance with its terms. Section 4. Defaults, etc.. and Remedies. Any of the following shall constitute a "Default" under this Agreement: (a) if any representation or warranty made by Pledger in this Agreement or in any instrument, document or certificate furnished hereunder or in connection herewith shall prove to have been incorrect in any material respect at the time it was made; (b) if Pledger fails to observe or perform any of Pledger's covenants, agreements, obligations and undertakings contained in this Agreement; or (c) if an "Event of Default" occurs under the Loan Agreement. In the event of any such Default, Lender shall be cumulatively or alternatively entitled, without further notice to Pledger, and without necessity for legal proceedings, to apply any or all cash Collateral to the debt secured hereby; to sell any or all of the securities serving as Collateral; and to transfer to the name of, or register in the name of. Lender or its nominee, as owner rather than as secured party, any or all Collateral. In addition, and not by way of limitation of the foregoing. Lender shall have any or all remedies provided by law, including but not limited to all rights and powers of a secured party after default pursuant to the Uniform Commercial Code. Section 5. Application of Proceeds of Sale. etc. The proceeds of any sale or other disposition of, or any collection of or realization on, any of die Collateral, and any cash held by Lender as part of the Collateral hereunder, shall be applied by Lender from time to time to pay: first: all costs, fees and expenses paid or incurred by Lender (including all amounts paid by Lender for the account of Pledger or to Lender's agents, brokers, counsel and consultants) in connection with the exercise, protection or enforcement of Lender's rights and remedies under this Agreement and in and to the Collateral, including any and all taxes, assessments, charges and encumbrances of every kind prior to the security interest created by this Agreement which Lender may consider necessary or desirable to pay; second: to the payment of the entire indebtedness due Lender under the Loan Agreement; third: the excess, if any, shall be paid to Pledger or to whoever is then legally entitled to receive the same. Section 6. Duty of Pledgee; Exercise of Rights and Remedies. Lender shall have no duty as to the protection of any of the Collateral or any income with respect thereto, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining to any of the Collateral beyond reasonable care in its custody.
 Upon Default, Lender may exercise its rights and remedies with respect to any of the Collateral without resort or regard to other security or sources of payment for the Pledger's obligations.
Section 7. Terms Subject to Applicable Law. All rights, powers and remedies provided herein may be exercised only to the extent that the exercise thereof does not  violate any  applicable  laws,  and are  intended to be limited to the
extent  necessary  so  that  they  will  not  render  this  Agreement   invalid,
unenforceable or entitled to be recorded, registered or filed under any applicable law. If any term of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity of any other terms of this Agreement or any other applications of such term shall in no way be affected thereby. Section 8. Release of Collateral. On payment in full of all obligations of Pledger hereunder and all obligations of Pledger under the Loan Agreement, Lender shall promptly release its security interest in the Collateral.
Section 9. Miscellaneous.
(a) Waivers. No failure to exercise and no delay in exercising on the part of Lender, any right, power or remedy under this Agreement or the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The failure of Lender to insist upon the strict observance or enforcement of any provision of this Agreement or the Loan Agreement shall not be construed as a waiver or relinquishment of such provision. Any waiver of any right, power, remedy, term or condition contained herein shall only be effective if it is in writing and signed by Lender.
(b) Survival of Agreements, etc. All representations, warranties, covenants and agreements made by Pledger in this Agreement or in any instrument, document or certificate furnished hereunder or in connection herewith shall be deemed to have been relied upon by Lender, notwithstanding any investigation heretofore or hereafter made by Lender, and shall survive the delivery of this Agreement, the Collateral and the incurrence of any obligations.
(c) Notices. All notices required under this Agreement will be in writing and will be transmitted by personal delivery, first class mail, overnight courier or facsimile to the addresses or facsimile numbers on the signature page of this Agreement, or to such other addresses or facsimile numbers as Lender and the Pledger may specify from time to time in writing. (d) Amendments. This Agreement may only be amended by a writing executed by Pledger and Lender. (e) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois. (f) Consent to Jurisdiction. To induce Lender to accept this Agreement and enter into the Loan Agreement, Pledger irrevocably agrees that, subject to Lender's sole and absolute election, ALL ACTIONS OR PROCEEDINGS IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE LOAN AGREEMENT WILL BE LITIGATED IN COURTS HAVING SITUS IN CHICAGO, ILLINOIS. PLEDGOR HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY COURT LOCATED WITHIN CHICAGO, ILLINOIS, WAIVES PERSONAL SERVICE OF PROCESS UPON PLEDGOR, AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO PLEDGOR AT THE ADDRESS STATED ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE WILL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT.
(g) Waiver of Jury Trial. PLEDGOR AND LENDER EACH WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS (a) UNDER THIS AGREEMENT, THE LOAN AGREEMENT OR ANY RELATED AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS AGREEMENT OR THE LOAN AGREEMENT OR (b) ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE LOAN AGREEMENT, AND AGREE THAT ANY SUCH ACTION OR
 PROCEEDING WILL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. PLEDGOR AGREES THAT PLEDGOR WILL NOT ASSERT ANY CLAIM AGAINST LENDER OR ANY OTHER PERSON INDEMNIFIED UNDER THIS AGREEMENT ON ANY THEORY OF LIABILITY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, INCIDENTAL OR PUNITIVE DAMAGES.
(h) Further Assurances. Pledger agrees to cooperate with Lender and to execute and deliver, or cause to be executed and delivered, all such other papers and to take all such other actions as Lender may request from time to time in order to carry out the provisions and purposes of this Agreement. Without limiting the foregoing. Pledger agrees that all securities constituting Collateral shall at all times be in such form that Lender may sell, transfer, or otherwise dispose of same without any signature, action, or assistance from Pledger; and Pledger agrees to deliver to Lender the Collateral (whether pledged at inception by substitution or by addition) endorsed in blank and with executed stock powers or bond powers, as appropriate.
(i) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of Pledger and Lender and their respective successors and assigns.
(j) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which when taken together shall be deemed to constitute one and the same agreement.
(k) Section Headings. The headings set forth in this Agreement are for convenience of reference only and shall not be deemed to define or limit the provisions hereof or to affect in any way their construction and application.


IN WITNESS WHEREOF, Pledger has executed and delivered this Agreement on the date first above written

BANK OF AMERICA, NATIONAL ASSOCIATION
By:   /s/ Emily Shanks
Title:   Vice President

Address where notices to Lender are to be sent:
 Bank of America, National Association
 231 South LaSalle Street
 Chicago, Illinois 60697
Attention:  Emily B. Shanks
Facsimile No.: (312)987-5637

By: /s/ Greg Manning

Address where notices to Pledger are to be sent:
Greg Manning


SCHEDULE A

        Issuer                    Class        Number of Shares     Certificate
                                                                       Numbers
       ------                      -----      ------ -- ------      -----------
Greg Manning Auctions, Inc.      Common Stock       500,000              DTC
                                                    200,000            GM 0682